                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


               Current Report Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


                                 April 22, 1998
                Date of Report (Date of earliest event reported)


                      FIRST VIRTUAL HOLDINGS INCORPORATED
             (Exact name of registrant as specified in its charter)


            Delaware                      000-21751              33-0612860
-------------------------------    ----------------------    -------------------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
          incorporation)                                     Identification No.)


                        11975 El Camino Real, Suite 300
                        San Diego, California 92130-2543
                    (Address of principal executive offices)

                                 (619) 793-2700
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS

         On April 22, 1998, First Virtual Holdings Incorporated issued a press release updating the market regarding its liquidity position. A copy of the release is attached to this Report as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)   Exhibits in accordance with Item 601 of Regulation S-K:

         EXHIBITS

         99.1  Press Release dated April 22, 1998.

                               INDEX TO EXHIBITS


EXHIBIT
NUMBER            DESCRIPTION

 99.1             Press Release date April 22, 1998.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FIRST VIRTUAL HOLDINGS INCORPORATED




Dated:  April 22, 1998              By:      /s/  KEITH KENDRICK
                                       ------------------------------------
                                          Keith Kendrick
                                          President

For more information, contact:

John Stachowiak, Chief Financial Officer
(619) 350-3540;jstach@fv.com

Todd Savitt, Director, Corporate Communications
(619) 350-3539;tsavitt@fv.com

               FIRST VIRTUAL HOLDINGS INCORPORATED UPDATES MARKET
                              ON LIQUIDITY ISSUES

SAN DIEGO, Calif., April 22, 1998 - First Virtual Holdings Incorporated (Nasdaq;
FVHI), a leader in advanced marketing and customer service systems for Internet commerce, today updated the market with respect to its liquidity position. As the Company disclosed in its annual report on Form 10-K for the fiscal year ended December 31, 1997, the Company will need to raise additional capital to fund its operations, as well as to develop new and enhanced services and to respond to competitive pressures. If adequate funds are not secured, the Company's ability to operate in accordance with its plans, or at all, will be severely jeopardized. Since filing its annual report on Form 10-K on March 27, 1998, the Company has been unable to obtain additional capital.

The Company has entered into a nonbinding letter of intent with a group of investors, including SOFTBANK Holdings Inc. The nonbinding letter of intent contemplates, among other terms, that the Company issue and sell to the investors a number of shares which would constitute a majority of all outstanding shares of the Company's Common Stock, at a price of $0.60 per share. Such a transaction would result in substantial dilution to existing holders of the Company's Common Stock due to the number of shares issued. The nonbinding letter of intent is subject to significant contingencies and conditions, some of which relate to actions and consents of third parties which are outside the control of the Company. There can be no assurance that the Company will enter into a binding agreement with these or other investors or that alternative sources of capital will be available.